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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
       RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                              JANUS INVESTMENT FUND
                         File Nos. 2-34393 and 811-1879
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (04-05)
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                               JANUS OLYMPUS FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206



Dear Shareholder:

As a shareholder of Janus Olympus Fund (the "Fund"), you recently received proxy materials asking for your vote on an important proposal that affects the Fund. Your vote is important, but to date we have not recorded your vote. The proposal that you are asked to consider is recommended by the Fund's Board of Trustees. The Special Meeting of Shareholders is scheduled for October 2, 2006. YOUR VOTE ALLOWS YOU TO WEIGH IN ON THE MERGER OF YOUR FUND INTO JANUS ORION FUND. THEREFORE, WE ASK THAT YOU RECORD YOUR VOTE WITHOUT DELAY.

          We encourage you to utilize one of the following easy options today for recording your vote promptly:

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll free number listed on the enclosed voting instruction form or proxy card and following the recorded instructions. Please have your proxy information available.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the Internet by logging onto the Internet address located on the enclosed voting instruction form or proxy card and following the instructions on the website. Please have your proxy information available.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating, and mailing the enclosed voting instruction form or proxy card in the return envelope provided.

        For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND HAS DETERMINED THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS.

        If you have any questions regarding this letter, please call D.F. King & Co., Inc., toll free at 1-800-628-8528.







                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.